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EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2005
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5820 Nancy Ridge Drive San Diego, California (Address of principal executive offices)	92121 (Zip Code)
Registrant’s telephone number, including area code (858) 860-2500
EPIMMUNE INC.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.02. Unregistered Sales of Equity Securities
Item 5.01. Changes in Control of Registrant
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.2
EXHIBIT 2.2.1
EXHIBIT 2.2.4
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry Into a Material Definitive Agreement.
On August 16, 2005, we entered into amendment no. 5 (the “Amendment”) to the share exchange agreement, dated March 15, 2005, as amended (the “Agreement”), with shareholders of Immuno-Designed Molecules, S.A., a société anonyme organized under the laws of France (“IDM”), listed on Exhibit A to the Agreement (the “Principal Company Shareholders”).
The Amendment modified the Agreement so that upon the closing of the share exchange with the Principal Company Shareholders of IDM pursuant to the Agreement (the “Transaction”) our corporate name would be changed from “Epimmune Inc.” to “IDM Pharma, Inc.” instead of “IDM, Inc.” as originally provided in the Agreement.
A copy of the Amendment is attached hereto as Exhibit 2.2 and is incorporated herein by reference.
Our employment agreement with Jean-Loup Romet-Lemonne, M.D., dated April 21, 2005, became effective as of August 16, 2005, the date of the closing of the Transaction. As more fully described in the section entitled “Interests of Directors, Officers and Affiliates” of the Proxy Statement filed with the Securities and Exchange Commission on June 30, 2005, Dr. Romet-Lemonne’s employment agreement provides that he will serve as our Chief Executive Officer for a minimum annual salary of $385,000, as well as an annual performance-based bonus in a target amount for fiscal year 2005 of 35% of base salary. In addition, the agreement grants Dr. Romet-Lemonne the right to receive a restricted stock grant of up to 179,700 shares of our common stock (or 25,671 shares on a current basis, as adjusted to reflect the one-for-seven reverse stock split of all issued and outstanding shares of our common stock effected on August 15, 2005 (the “Reverse Split”)). The restricted stock vests as to all of the underlying shares 42 months following the closing of the Transaction (August 16, 2005), subject to Dr. Romet-Lemonne’s continued employment, or upon the achievement of certain milestones set forth in the employment agreement.
Dr. Romet-Lemonne’s employment agreement also provides for the grant of an option to purchase up to 544,300 shares of our common stock (or 77,757 shares on a current basis, as adjusted for the Reverse Split), which we granted effective as of the closing of the Transaction. The option vests over a four-year period with 25% of the underlying shares vesting on the first anniversary of the grant date and the balance vesting ratably on a daily basis thereafter, subject to Dr. Romet-Lemmone’s continuous employment with the combined company through the applicable vesting date. In case Dr. Romet-Lemonne’s employment is terminated due to his death or disability, he will be entitled to full acceleration of vesting and exercisability of any outstanding options granted before the effective date of the employment agreement. In the event that we terminate his employment without cause (as “cause” is defined in the employment agreement), or Dr. Romet-Lemonne terminates his employment with good reason (as “good reason” is defined in the employment agreement), Dr. Romet-Lemonne will be entitled to, subject to the execution by him of an effective waiver and release of claims against the combined company:
•	severance payments, consisting of his base salary in effect at the time of termination, paid for a period of 24 months (or, at his option, payment in a lump sum of such amount), in the case of termination without cause, and, in the case of termination by Dr. Romet-Lemonne with good reason, such severance shall be paid from the date of termination until the earlier of 12 months or until the date he begins full time employment with another entity;

•	reimbursement for a portion of COBRA health insurance premiums, for up to 12 months in the case of termination with good reason, and in the case of termination without cause, reimbursement shall continue for up to 24 months;

•	full acceleration, as of the date of termination, of vesting and exercisability of any outstanding options granted before the effective date of his employment agreement; and

•	full acceleration, as of the date of termination, of vesting and exercisability of any restricted stock or outstanding options granted pursuant to his employment agreement.

A copy of the employment agreement is attached hereto as Exhibit 2.2.1 and is incorporated herein by reference.
On August 16, 2005, we entered into option liquidity agreements with certain holders of options to acquire shares of IDM who reside in France and who retain their outstanding IDM options. The option liquidity agreements provide that such holders of IDM options will, at a future date, exchange the shares of IDM stock issuable upon exercise of the options for shares of our common stock, using the same exchange ratio that applies to the Transaction. Reference is made to Item 3.02 of this report.
A copy of the form of option liquidity agreement is attached hereto as Exhibit 2.2.2 and is incorporated herein by reference.
On August 16, 2005, we executed put/call agreements with certain IDM shareholders. The put/call agreements provide us the right to acquire, and such IDM shareholders the right to require us to purchase, for cash IDM shares held in French savings accounts, using proceeds from the sale of our common stock in a financing that meets certain qualifications, at the same exchange ratio used in the Transaction. Reference is made to Item 3.02 of this report.
A copy of the form of put/call agreement is attached hereto as Exhibit 2.2.3 and is incorporated herein by reference.
On August 16, 2005, we and Helene Ploix, the shareholder representative (the “Shareholder Representative”) of the Principal Company Shareholders, entered into an indemnity escrow agreement with U.S. Bank National Association (“U.S. Bank”). We will deliver to U.S. Bank stock certificates issued in the name of each Principal Company Shareholder representing the number of shares of our common stock equal to 10% of the number of shares of our common stock otherwise issuable to the Principal Company Shareholder in the Transaction (the “Indemnity Escrow Shares”). The Indemnity Escrow Shares secure the indemnification obligations of the Principal Company Shareholders under the Agreement.
A copy of the indemnity escrow agreement is attached hereto as Exhibit 2.2.4 and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On August 16, 2005, we closed the Transaction. Pursuant to the Agreement, subject to the terms and conditions set forth therein, we acquired all of the outstanding share capital of IDM, with certain exceptions related to shares held in French share savings accounts, in exchange for 10,615,992 shares of our common stock immediately upon the closing of the Transaction, and IDM became our subsidiary.
The Agreement, and amendments no. 1, 2, 3 and 4 thereto are attached hereto as Exhibits 2.2.5, 2.2.6, 2.2.7, 2.2.8 and 2.2.9. Press releases announcing approval by our stockholders of the Transaction at our annual meeting of stockholders held on August 11, 2005 (the “Annual Meeting”) and the closing of the Transaction are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
On July 7, 2003, we entered into a Non-Exclusive License Agreement with IDM pursuant to which we granted to IDM a non-exclusive, royalty bearing license under certain of our patent rights and know-how.

Item 3.02. Unregistered Sales of Equity Securities.
Reference is made to Items 1.01 and 2.01 of this report. On August 16, 2005, we issued 10,615,992 shares of our common stock in connection with the closing of the Transaction. The consummation of the Transaction resulted in the following:
•	we acquired all of the issued and outstanding class A ordinary shares, nominal value €0.10 per share, of IDM and all of the issued and outstanding class B ordinary shares, nominal value €0.10 per share, of IDM and all warrants to acquire shares of IDM, other than shares of IDM held in plan d’épargne en actions, referred to as a PEA, in exchange for shares of our common stock, par value $0.01 per share, at an exchange ratio of 3.771865 shares of our common stock for each share of IDM, as adjusted pursuant to the terms of the Agreement (the “Exchange Ratio”), and upon the terms and subject to the conditions of the Agreement;

•	we executed put/call agreements with certain IDM shareholders, under which we have the right to acquire, and such IDM shareholders have the right to require us to purchase, each share of IDM held by such shareholders in a PEA for cash, using the proceeds from the sale of our common stock in a financing transaction, or a number of shares of our common stock equal to the Exchange Ratio if the financing transaction does not occur within two years following the closing of the Transaction;

•	we granted substitute options to acquire shares of our common stock under our 2000 Stock Plan to holders of options to acquire shares of IDM who do not reside in France and canceled their IDM options in connection with the closing of the Transaction;

•	we entered into option liquidity agreements with certain holders of options to acquire shares of IDM who reside in France and who retain their outstanding IDM options, pursuant to which each share of IDM issued upon exercise of such IDM options will be exchanged at a future date for a number of shares of our common stock equal to the Exchange Ratio; and

•	we exchanged all outstanding shares of our Series S preferred stock and Series S-1 preferred stock for an aggregate of 1,949,278 shares of our common stock (or 278,468 shares on a current basis, as adjusted for the Reverse Split) pursuant to the amended and restated preferred exchange agreement dated April 12, 2005, with G.D. Searle LLC, a subsidiary of Pfizer Inc.
The shares of our common stock issued in the Transaction or issuable in the future in accordance with the Agreement are being issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), on the basis that their issuance will not involve a public offering, no underwriting fees or commissions were paid by us in connection with such sale and the purchaser of such shares is an “accredited investor,” as defined in Regulation D promulgated under the Act, or in reliance on Regulation S under the Act on the basis of issuance of shares in an off-shore transaction.

Item 5.01. Changes in Control of Registrant.
(a) Reference is made to Items 2.01 and 3.02 of this report. Immediately following the closing of the Transaction on August 16, 2005, former IDM shareholders held approximately 81% of the outstanding shares of our common stock in the aggregate and our pre-Transaction stockholders held approximately 19% of our outstanding common stock in the aggregate. With respect to the former shareholders of IDM, entities affiliated with Medarex, Inc. hold approximately 20% of our outstanding common stock and entities affiliated with Sanofi-Aventis, S.A. held approximately 15% of our outstanding common stock immediately following the closing of the Transaction.
In addition, Jean-Loup Romet-Lemonne, M.D., Chief Executive Officer of IDM, was appointed our Chief Executive Officer effective as of the closing of the Transaction. Émile Loria, M.D., who served as our President and Chief Executive Officer from June 2001 until the closing of the Transaction, will continue as our President and Chief Business Officer.
Howard Greene, Jr., William Comer, Ph.D. and Georges Hibon resigned as members of our board of directors effective as of the closing of the Transaction and Donald Drakeman, Ph.D. and David Haselkorn, Ph.D., each who previously served as a director of IDM, and Jean-Loup Romet-Lemonne, M.D., Robert Beck, M.D., Jean Deleage, Ph.D. and Sylvie Grégoire, Pharm.D. have been appointed to our board of directors effective as of the closing of the Transaction.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) Reference is made to Item 5.01 of this report. Howard Greene, Jr., William Comer, Ph.D. and Georges Hibon resigned as members of our board of directors effective as of the closing of the Transaction.
(c) Jean-Loup Romet-Lemonne, M.D., age 55, was appointed our Chief Executive Officer effective as of the closing of the Transaction. Dr. Romet-Lemonne has served as Chief Executive Officer of IDM since he founded the company in December 1993. From September 2000 to April 2005, Dr. Romet-Lemonne served as Vice President of France-Biotech, a biotechnology association. Since April 2001, Dr. Romet-Lemonne has served as a director of Natural Implant, a biotechnology company. From May 1988 to July 1991, he served as General Manager and Scientific Director of Transfusion Merieux Innovation, a biotechnology company. Prior to his position with Transfusion Merieux Innovation, Dr. Romet-Lemonne spent twelve years working in the French university hospital system as a medical researcher and assistant professor and four years at Harvard University’s Department of Cancer Biology. He has authored more than 50 international scientific articles. Dr. Romet-Lemonne received his medical degree from the University of Tours.
We entered into an employment agreement with Dr. Romet-Lemonne. Reference is made to Item 1.01 of this report.
(d) Donald Drakeman, Ph.D. and David Haselkorn, Ph.D., each who currently serve as a director of IDM, and Dr. Romet-Lemonne, Robert Beck, M.D., Jean Deleage, Ph.D. and Sylvie Grégoire, Pharm.D. have each been appointed to our board of directors to fill the vacancies created as a result of the current director resignations and the increase in the size of our board of directors. Dr. Drakeman has been appointed to the Compensation Committee.

Dr. Haselkorn has been appointed to the Audit Committee. Dr. Beck has been appointed to the Nominating Committee. Dr. Deleage has been appointed to the Audit Committee and the Nominating Committee. Dr. Grégoire has been appointed to the Compensation Committee.
On August 11, 2005, contingent upon the closing of the Transaction, our board of directors granted stock options to purchase 20,000 shares of our common stock (or 2,857 on a current basis, as adjusted for the Reverse Split) pursuant to our 2000 Stock Plan to each independent Board member as of the closing: Dr. Beck, Dr. Deleage, Dr. Drakeman, Dr. Grégoire, Michael Grey, Dr. Haselkorn and John P. McKearn, Ph.D.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 15, 2005, we filed an amendment to our Amended and Restated Certificate of Incorporation effecting the Reverse Split and increasing our authorized common stock to 65,000,000 shares, consisting of 55,000,000 shares of common stock, each having a par value of $.01, and 10,000,000 shares of preferred stock, each having a par value of $.01. At the Annual Meeting, our stockholders approved amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split in the range of one for four to one for ten shares (including every whole number in between four and ten).
On August 15, 2005, a committee of our board of directors fixed the ratio of the Reverse Split at one-for-seven and authorized the amendment of our Amended and Restated Certificate of Incorporation to effect the Reverse Split. A copy of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware is attached hereto as Exhibit 3.1.2 and is incorporated herein by reference.
Effective August 15, 2005, we changed our corporate name from “Epimmune Inc.” to “IDM Pharma, Inc.” In connection with our corporate name change, we changed our trading symbol on The Nasdaq National Stock Market from “EPMN” to “IDMI” effective August 16, 2005.
We effected the corporate name change by filing a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on August 15, 2005, pursuant to which our wholly-owned subsidiary merged with and into us (the “Merger”). A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
All required financial statements with respect to IDM will be filed by amendment pursuant to Item 9.01(a)(4) within 71 days following the filing of this report.
(b) Pro forma financial information.
All required pro forma information will be filed by amendment pursuant to Item 9.01(b)(2) within 71 days following the filing of this report.
(c) Exhibits:

2.2	Amendment No. 5, dated August 16, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.1	Employment Agreement by and between Epimmune Inc. and Jean-Loup Romet-Lemonne, M.D., dated April 21, 2005.

2.2.2(1)	Form of Option Liquidity Agreement between Epimmune Inc. and certain optionholders of IDM S.A.

2.2.3(1)	Form of Put/Call Agreement between Epimmune Inc. and certain shareholders of IDM.

2.2.4	Indemnity Escrow Agreement, dated August 16, 2005, among Epimmune Inc., Helene Ploix, as designated representative of certain shareholders of IDM S.A. and U.S. Bank National Association.

2.2.5(2)	Share Exchange Agreement, dated March 15, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.6(2)	Amendment No. 1, dated March 15, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.7(3)	Amendment No. 2, dated April 21, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.8(4)	Amendment No. 3, dated May 31, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.9(5)	Amendment No. 4, dated June 30, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

3.1	Certificate of Amendment, filed on August 15, 2005.

3.2	Certificate of Ownership and Merger, filed on August 15, 2005.

99.1	Press Release, dated August 11, 2005, entitled “Epimmune Stockholders Approve Business Combination with IDM; All Other Proposals to Stockholders Approved at Annual Meeting”

99.2	Press Release, dated August 16, 2005, entitled “Epimmune and IDM S.A. Combine To Become IDM Pharma, Inc.”

(1)	Incorporated by reference to the similarly described annex in our definitive proxy statement filed by us on June 30, 2005.

(2)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on March 18, 2005.

(3)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on April 22, 2005.

(4)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on June 2, 2005.

(5)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on July 7, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.

Date: August 17, 2005	By:	/s/ ROBERT J. DE VAERE

Robert J. De Vaere
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.2	Amendment No. 5, dated August 16, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.1	Employment Agreement by and between Epimmune Inc. and Jean-Loup Romet-Lemonne, M.D., dated April 21, 2005.

2.2.2(1)	Form of Option Liquidity Agreement between Epimmune Inc. and certain optionholders of IDM S.A.

2.2.3(1)	Form of Put/Call Agreement between Epimmune Inc. and certain shareholders of IDM.

2.2.4	Indemnity Escrow Agreement, dated August 16, 2005, among Epimmune Inc., Helene Ploix, as designated representative of certain shareholders of IDM S.A. and U.S. Bank National Association.

2.2.5(2)	Share Exchange Agreement, dated March 15, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.6(2)	Amendment No. 1, dated March 15, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.7(3)	Amendment No. 2, dated April 21, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.8(4)	Amendment No. 3, dated May 31, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.9(5)	Amendment No. 4, dated June 30, 2005, among Epimmune Inc. and certain shareholders of IDM S.A.

3.1	Certificate of Amendment, filed on August 15, 2005.

3.2	Certificate of Ownership and Merger, filed on August 15, 2005.

99.1	Press Release, dated August 11, 2005, entitled “Epimmune Stockholders Approve Business Combination with IDM; All Other Proposals to Stockholders Approved at Annual Meeting”

99.2	Press Release, dated August 16, 2005, entitled “Epimmune and IDM S.A. Combine To Become IDM Pharma, Inc.”

(1)	Incorporated by reference to the similarly described annex in our definitive proxy statement filed by us on June 30, 2005.

(2)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on March 18, 2005.

(3)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on April 22, 2005.

(4)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on June 2, 2005.

(5)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on July 7, 2005.